ORDER  FOR  SUPPLIES  OR SERVICES                                   PAGE 1 OF 17

1.  CONTRACT/PURCH  ORDER/AGREEMENT  NO.   2.  DELIVERY  ORDER/CALL  NO.
   F29601-03-M-0176

3.  DATE  OF  ORDER/CALL          4. REQUISITION/PURCH REQUEST NO.   5. PRIORITY
   2003  JUL  09                    SEE  CONTINUATION                   DO-A2

6.  ISSUED  BY  AFRL/PK8VI  CODE:  FA9453
   DET  8  AF  RESEARCH  LABORATORY
   DIRECTORATE  OF  CONTRACTING/PK
   2251  MAXWELL  AVE  SE
   KIRTLAND  AFB,  NM  87117-5773
   DIANE  E.  KUBLER  505-853-2804
   DIANE.KUBLER@KIRTLAND.AF.MIL

7.  ADMINISTERED  BY  (If  other  than  6)   CODE:  S0514A   8.  DELIVERY  FOB
   DCMA  SAN  DIEGO                                        [X]  DESTINATION
   7675  DAGGET  ST  SUITE  200                              [  ]  OTHER
   SAN  DIEGO,  CA  92111-2241                                 (See  Schedule
                                                              If  other)
   SCD:  C   PAS:  (NONE)

9.  CONTRACTOR   CODE:  1J2T1   FACILITY:   10.  DELIVERY TO FOB POINT BY (DATE)
   SPACEDEV,  INC.                             SEE  CONTINUATION
   13855  STOWE  DR
   POWAY,  CA  92064-6800
   858-375-2011

11.  X  IF  BUSINESS  IS          12.  DISCOUNT  ITEMS
    [X]  SMALL                     N
    [  ]  SMALL  DISADVANTAGED
    [  ]  WOMEN  OWNED

13.  MAIL  INVOICES  TO  ADDRESS  IN  BLOCK   14.  SHIP  TO   CODE:
    SEE  CONTINUATION                        SEE  CONTINUATION

15.  PAYMENT  WILL  BE  MADE  BY   CODE:  HQ0339   MARK  ALL  PACKAGES  AND
    DFAS-CO/WEST  ENTITLEMENT  OPER            PAPERS  WITH  IDENTIFICATION
    P  O  BOX  182381                           NUMBERS  IN  BLOCKS  1  AND  2
    COLUMBUS,  OH  43218-2381

    EFT:T

16.  TYPE  OF  ORDER
    [  ]  DELIVERY/CALL This delivery order/call is issued on another Government agency or in accordance with and subject to terms and conditions of above numbered contract.
    [X]  PURCHASE  Reference  your     furnish  the following on items specified
        herein.

    ACCEPTANCE. The contractor hereby accepts the offer represented by the numbered purchase order as it may previously have been or is now modified. Subject to all of the terms and conditions set forth. And agrees to perform the same.

    NAME  OF  CONTRACTOR-SIGNATURE-TYPED  NAME AND TITLE-DATE SIGNED (YYYYMMMDD)

[X]  If  this  box  is  marked,  supplier  must  sign  Acceptance and return the following  number  of  copies:  1

17.  ACCOUNTING  AND  APPROPRIATION  DATA/LOCAL  USE

18.  ITEM  NO.   19.  SCHEDULE  OF  SUPPLIES/SERVICES
                   SEE  CONTINUATION

20.  QUANTITY  ORDERED/ACCEPTED*   21.  UNIT   22.  UNIT  PRICE   23.  AMOUNT

    *if quantity accepted by the government is same as quantity ordered, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle.

24.  UNITED  STATES  OF  AMERICA   25.  TOTAL
    ~~~  Info  Copy  Only  ~~~         $99,950.000

    XXXXX  BY:      CONTRACTING/ORDERING  OFFICER

26.  QUANTITY  IN  COLUMN  20  HAS  BEEN
    [  ]  INSPECTED  [  ]  RECEIVED  [  ] ACCEPTED, AND CONFORMS TO THE CONTRACT
                                   EXCEPT  AS  NOTED

27.  SHIP  NO.   [  ]  PARTIAL  [  ]  FINAL

28.  D.O.  VOUCHER  NO.   29.  DIFFERENCES   30.  INITIALS

31.  PAYMENT  [  ]  COMPLETE  [  ]  PARTIAL  [  ]  FINAL   32.  PAID  BY

33.  AMOUNT  VIERIFIED  CORRECT  FOR   34.  CHECK  NUMBER   35.  BILL  OF LADING

36.  I  CERTIFY  THIS  ACCOUNT  IS  CORRECT  AND  PROPER  FOR  PAYMENT.

    DATE  -  SIGNATURE  AND  TITLE  OF  CERTIFYING  OFFICER

37.  RECEIVED  AT   38.  RECEIVED  BY  (Print)  39.  DATE  RECEIVED  (YYYYMMMDD)

40.  TOTAL  CONTAINERS   41.  S/R  ACCOUNT  NO.   42.  S/R  VOUCHER  NO.

DD  FORM  1155,  JAN  1998  (EG)



               Qty     Unit  Price
ITEM     SUPPLIES  OR  SERVICES     Purch  Unit     Total  Item  Amount
----     ----------------------     -----------     -------------------

0001
     Noun:     RESEARCH  AND  DATA
     NSN:     N  -  Not  Applicable
     Descriptive  Data:
The contractor shall perform research in accordance with Section I Clause 5352.215-9005, "Incorporation of Contractor's Technical Proposal". Deliver reports as shown in the following subCLINs.

0001AA               1     $10,000.00
               Each     $10,000.00
     Noun:     STATUS  REPORT  NO.  1
     ACRN:     AA
     NSN:     N  -  Not  Applicable
     Contract  type:     J  -  FIRM  FIXED  PRICE
     Inspection:     DESTINATION
     Acceptance:     DESTINATION
     FOB:     DESTINATION
     Descriptive  Data:
The Contractor shall deliver Data and Reports in accordance with the specified delivery schedule and Section I Clause PRS-I001 5352.235-9000, entitled Small Business Innovative Research (SBIR) Phase I and Phase II Contract Requirements
(AFMC)  tailored  for  Phase  I  SBIR  (MAY  2003).


0001AB               1     $10,000.00
               Lot     $10,000.00
     Noun:     STATUS  REPORT  NO.  2
     ACRN:     AA
     NSN:     N  -  Not  Applicable
     Contract  type:     J  -  FIRM  FIXED  PRICE
     Inspection:     DESTINATION
     Acceptance:     DESTINATION
     FOB:     DESTINATION
     Descriptive  Data:
The Contractor shall deliver Data and Reports in accordance with the specified delivery schedule and Section I Clause PRS-I001 5352.235-9000, entitled Small Business Innovative Research (SBIR) Phase I and Phase II Contract Requirements
(AFMC)  tailored  for  Phase  I  SBIR  (MAY  2003).

               Qty     Unit  Price
ITEM     SUPPLIES  OR  SERVICES     Purch  Unit     Total  Item  Amount
----     ----------------------     -----------     -------------------

0001AC               1     $10,000.00
               Lot     $10,000.00
     Noun:     STATUS  REPORT  NO.  3
     ACRN:     AA
     NSN:     N  -  Not  Applicable
     Contract  type:     J  -  FIRM  FIXED  PRICE
     Inspection:     DESTINATION
     Acceptance:     DESTINATION
     FOB:     DESTINATION
     Descriptive  Data:
The Contractor shall deliver Data and Reports in accordance with the specified delivery schedule and Section I Clause PRS-I001 5352.235-9000, entitled Small Business Innovative Research (SBIR) Phase I and Phase II Contract Requirements
(AFMC)  tailored  for  Phase  I  SBIR  (MAY  2003).



0001AD               1     $10,000.00
               Lot     $10,000.00
     Noun:     STATUS  REPORT  NO.  4
     ACRN:     AA
     NSN:     N  -  Not  Applicable
     Contract  type:     J  -  FIRM  FIXED  PRICE
     Inspection:     DESTINATION
     Acceptance:     DESTINATION
     FOB:     DESTINATION
     Descriptive  Data:
The Contractor shall deliver Data and Reports in accordance with the specified delivery schedule and Section I Clause PRS-I001 5352.235-9000, entitled Small Business Innovative Research (SBIR) Phase I and Phase II Contract Requirements
(AFMC)  tailored  for  Phase  I  SBIR  (MAY  2003).


0001AE               1     $10,000.00
               Lot     $10,000.00
     Noun:     STATUS  REPORT  NO.  5
     ACRN:     AA
     NSN:     N  -  Not  Applicable
     Contract  type:     J  -  FIRM  FIXED  PRICE
     Inspection:     DESTINATION
     Acceptance:     DESTINATION
     FOB:     DESTINATION
     Descriptive  Data:
The Contractor shall deliver Data and Reports in accordance with the specified delivery schedule and Section I Clause PRS-I001 5352.235-9000, entitled Small Business Innovative Research (SBIR) Phase I and Phase II Contract Requirements
(AFMC)  tailored  for  Phase  I  SBIR  (MAY  2003).

               Qty     Unit  Price
ITEM     SUPPLIES  OR  SERVICES     Purch  Unit     Total  Item  Amount
----     ----------------------     -----------     -------------------

0001AF               1     $10,300.00
               Lot     $10,300.00
     Noun:     STATUS  REPORT  NO.  6
     ACRN:     AA
     NSN:     N  -  Not  Applicable
     Contract  type:     J  -  FIRM  FIXED  PRICE
     Inspection:     DESTINATION
     Acceptance:     DESTINATION
     FOB:     DESTINATION
     Descriptive  Data:
The Contractor shall deliver Data and Reports in accordance with the specified delivery schedule and Section I Clause PRS-I001 5352.235-9000, entitled Small Business Innovative Research (SBIR) Phase I and Phase II Contract Requirements
(AFMC)  tailored  for  Phase  I  SBIR  (MAY  2003).


0001AG               1     $10,000.00
               Lot     $10,000.00
     Noun:     STATUS  REPORT  NO.  7
     ACRN:     AB
     NSN:     N  -  Not  Applicable
     Contract  type:     J  -  FIRM  FIXED  PRICE
     Inspection:     DESTINATION
     Acceptance:     DESTINATION
     FOB:     DESTINATION
     Descriptive  Data:
The Contractor shall deliver Data and Reports in accordance with the specified delivery schedule and Section I Clause PRS-I001 5352.235-9000, entitled Small Business Innovative Research (SBIR) Phase I and Phase II Contract Requirements
(AFMC)  tailored  for  Phase  I  SBIR  (MAY  2003).



0001AH               1     $10,000.00
               Lot     $10,000.00
     Noun:     STATUS  REPORT  NO.  8
     ACRN:     AB
     NSN:     N  -  Not  Applicable
     Contract  type:     J  -  FIRM  FIXED  PRICE
     Inspection:     DESTINATION
     Acceptance:     DESTINATION
     FOB:     DESTINATION
     Descriptive  Data:
The Contractor shall deliver Data and Reports in accordance with the specified delivery schedule and Section I Clause PRS-I001 5352.235-9000, entitled Small Business Innovative Research (SBIR) Phase I and Phase II Contract Requirements
(AFMC)  tailored  for  Phase  I  SBIR  (MAY  2003).

               Qty     Unit  Price
ITEM     SUPPLIES  OR  SERVICES     Purch  Unit     Total  Item  Amount
----     ----------------------     -----------     -------------------

0002               1     $19,650.00
               Lot     $19,650.00
     Noun:     SCIENTIFIC  &  TECHNICAL  REPORT/DD  FORM  882  PATENT  REPORT
     ACRN:     AB
     NSN:     N  -  Not  Applicable
     Contract  type:     J  -  FIRM  FIXED  PRICE
     Inspection:     DESTINATION
     Acceptance:     DESTINATION
     FOB:     DESTINATION
     Descriptive  Data:
The Contractor shall deliver Data and Reports in accordance with the specified delivery scheduleand Section I Clause PRS-1001 5352.235-9000, entitled Small Business Innovative Research (SBIR) Phase I and Phase II Contract Requirements
(AFMC)  tailored  for  Phase  I  SBIR  (MAY  2003).

CONTINUATION
                                                     SECTION F  F29601-03-M-0176
                                                     ---------------------------
                                                                   PAGE 6 OF  17

               SHIP     MARK     TRANS
ITEM     SUPPLIES  SCHEDULE  DATA     QTY     TO     FOR     PRI
----     ------------------------     ---     --     ---     ---
DATE
----

0001AA          1     FA9453               18  Aug  2003

     Noun:     STATUS  REPORT  NO.  1
     ACRN:     AA
     Descriptive  Data:
The  contractor  shall  deliver  Status  Report  1  NLT  18  Aug  03.


0001AB          1     FA9453               17  Sep  2003

     Noun:     STATUS  REPORT  NO.  2
     ACRN:     AA
     Descriptive  Data:
The  Contractor  shall  deliver  Status  Report  No.  2  NLT  17  Sep  03.


0001AC          1     FA9453               17  Oct  2003

     Noun:     STATUS  REPORT  NO.  3
     ACRN:     AA
     Descriptive  Data:
The  Contractor  shall  deliver  Status  Report  No.  3  NLT  17  Oct  03.


0001AD          1     FA9453               17  Nov  2003

     Noun:     STATUS  REPORT  NO.  4
     ACRN:     AA
     Descriptive  Data:
The  Contractor  shall  deliver  Status  Report  No.  4  NLT  17  Nov  03.


0001AE          1     FA9453               17  Dec  2003

     Noun:     STATUS  REPORT  NO.  5
     ACRN:     AA
     Descriptive  Data:
The  Contractor  shall  deliver  Status  Report  No.5  NLT  17  Dec  03.


0001AF          1     FA9453               16  Jan  2004

     Noun:     STATUS  REPORT  NO.  6
     ACRN:     AA
     Descriptive  Data:
The  Contractor  shall  deliver  Status  Report  No.  6  NLT  16  Jan  04.

               SHIP     MARK     TRANS
ITEM     SUPPLIES  SCHEDULE  DATA     QTY     TO     FOR     PRI
----     ------------------------     ---     --     ---     ---
DATE
----

0001AG          1     FA9453               16  Feb  2004

     Noun:     STATUS  REPORT  NO.  7
     ACRN:     AB
     Descriptive  Data:
The  Contractor  shall  deliver  Status  Report  No.  7  NLT  16  Feb  04.




0001AH          1     FA9453               17  Mar  2004

     Noun:     STATUS  REPORT  NO.  8
     ACRN:     AB
     Descriptive  Data:
The  Contractor  shall  deliver  Status  Report  No.  8  NLT  17  Mar  04.


0002          1     FA9453               16  Jul  2004

     Noun:     SCIENTIFIC  &  TECHNICAL  REPORT/DD  FORM  882  PATENT  REPORT
     ACRN:     AB
     Descriptive  Data:
The  Technical  period  of  performance  ends  9  Apr  04.

The Contractor shall deliver the draft version of the Scientific and Technical Report NLT 10 May 2004.

The Government shall provide comments on the draft Scientific and Technical Report to the Contractor NLT 9 Jun 04.

The Contractor shall deliver the final version of the Scientific and Technical Report NLT 9 Jul 04.

The final DD Form 882, Patent Report, shall be delivered within 90 days of technical completion.

CONTINUATION
                                                     SECTION G  F29601-03-M-0176
                                                     ---------------------------
                                                                   PAGE 8 OF  17

                              Obligation
ACRN     Appropriation/Lmt  Subhead/Supplemental  Accounting  Data     Amount
----     ---------------------------------------------------------     ------

AA                              $60,300.00
     57   23600  292  4735  635077  6VE0SU  58800  63401F  503000  F03000
      Funding  breakdown:     On  CLIN  0001AA:     $10,000.00
                    On  CLIN  0001AB:     $10,000.00
                    On  CLIN  0001AC:     $10,000.00
                    On  CLIN  0001AD:     $10,000.00
                    On  CLIN  0001AE:     $10,000.00
                    On  CLIN  0001AF:     $10,300.00
     PR/MIPR:          GARFL036251601       $60,300.00
     JON:  5077SUAA


AB                              $39,650.00
     57   33600  293  4735  635077  6VE0SU  58800  63401F  503000  F03000
      Funding  breakdown:     On  CLIN  0001AG:     $10,000.00
                    On  CLIN  0001AH:     $10,000.00
                    On  CLIN  0002:     $19,650.00
     PR/MIPR:          GAFRL036251602       $39,650.00
     JON:  5077SUAA

CLAUSES
                                                                F29601-03-M-0176
                                                                ----------------
                                                                   PAGE 9 OF  17

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:


A.  FEDERAL  ACQUISITION  REGULATION  CONTRACT  CLAUSES
-------------------------------------------------------

52.215-08     ORDER  OF  PRECEDENCE--UNIFORM  CONTRACT  FORMAT  (OCT  1997)
52.215-17     WAIVER  OF  FACILITIES  CAPITAL  COST  OF  MONEY  (OCT  1997)
52.219-06     NOTICE  OF  TOTAL  SMALL  BUSINESS  SET-ASIDE  (JUL  1996)
52.227-01     AUTHORIZATION  AND  CONSENT  (JUL  1995)  - ALTERNATE I (APR 1984)
52.227-11     PATENT  RIGHTS  --  RETENTION BY THE CONTRACTOR (SHORT FORM)  (JUN
1997)
     Para (l), Communications: 'G014 IMPLEMENTATION OF PATENT RIGHTS CLAUSE' 52.232-02 PAYMENTS UNDER FIXED-PRICE RESEARCH AND DEVELOPMENT CONTRACTS (APR 1984)
52.232-09     LIMITATION  ON  WITHHOLDING  OF  PAYMENTS  (APR  1984)
52.242-15     STOP-WORK  ORDER  (AUG  1989)
52.243-01     CHANGES  --  FIXED-PRICE  (AUG  1987)  -  ALTERNATE  V  (APR 1984)
52.246-09     INSPECTION  OF  RESEARCH  AND DEVELOPMENT (SHORT FORM)  (APR 1984)
52.249-09     DEFAULT  (FIXED-PRICE  RESEARCH  AND  DEVELOPMENT)  (APR  1984)

B.  DEFENSE  FEDERAL  ACQUISITION  REGULATION  SUPPLEMENT  CONTRACT  CLAUSES
----------------------------------------------------------------------------

252.204-7000     DISCLOSURE  OF  INFORMATION  (DEC  1991)
252.204-7003     CONTROL  OF  GOVERNMENT  PERSONNEL  WORK  PRODUCT  (APR  1992)
252.204-7004     REQUIRED  CENTRAL  CONTRACTOR  REGISTRATION  (NOV  2001)
252.227-7018     RIGHTS  IN NONCOMMERCIAL TECHNICAL DATA AND COMPUTER SOFTWARE--
SMALL  BUSINESS  INNOVATION  RESEARCH  (SBIR)  PROGRAM  (JUN  1995)
252.227-7019     VALIDATION  OF  ASSERTED  RESTRICTIONS--COMPUTER SOFTWARE  (JUN
1995)
252.227-7030     TECHNICAL  DATA--WITHHOLDING  OF  PAYMENT  (MAR  2000)
252.227-7034     PATENTS--SUBCONTRACTS  (APR  1984)
252.227-7036     DECLARATION  OF  TECHNICAL  DATA  CONFORMITY  (JAN  1997)
252.227-7037     VALIDATION  OF  RESTRICTIVE  MARKINGS  ON  TECHNICAL DATA  (SEP
1999)
252.227-7039     PATENTS--REPORTING  OF  SUBJECT  INVENTIONS  (APR  1990)
252.231-7000     SUPPLEMENTAL  COST  PRINCIPLES  (DEC  1991)
252.235-7010     ACKNOWLEDGMENT  OF  SUPPORT  AND  DISCLAIMER  (MAY  1995)
     Para  (a),  name  of  contracting  agency(ies):  'United  States Air Force'
     Para  (a),  contract  number(s):  'F29601-03-M-0176'
     Para  (b),  name  of  contracting  agency(ies):  'United  States Air Force'
252.242-7000     POSTAWARD  CONFERENCE  (DEC  1991)
252.243-7001     PRICING  OF  CONTRACT  MODIFICATIONS  (DEC  1991)
252.246-7000     MATERIAL  INSPECTION  AND  RECEIVING  REPORT  (MAR  2003)

C.  AIR  FORCE  MATERIEL  COMMAND  FEDERAL  ACQUISITION  REGULATION  SUPPLEMENT
-------------------------------------------------------------------------------
CONTRACT  CLAUSES
-----------------

5352.215-9005     INCORPORATION  OF CONTRACTOR'S TECHNICAL PROPOSAL (AFMC)  (AUG
1998)
     Para  (a),  Paragraph  Numbers:  'B(1)'
     Para  (a),  Paragraph  Numbers:  'B(3)'
     Para  (a),  Version  Number(s):  'F031-3352'
     Para  (a),  Dated:  '21  JAN  2003'
     Para  (a),  Entitled:  'Small  Vehicle  Launch  Technology'
     Para  (b),  Rank  order:  'Last'
5352.215-9008     ENABLING  CLAUSE  BETWEEN  PRIME  CONTRACTORS  AND  SERVICE
CONTRACTORS  (AFMC)  (JUL  1997)
     Para (a), Manpower Support Services Contractor's Name 'United International Engineering, Leader Communications Inc., TASC, and DataCom Sciences as a subcontractor'
     Para (a), Major Support Areas (Such as Technical Evaluation and Acquisition Management Support) 'technical, evaluation, financial, and acquisition management support'
     Para (b), Applicable Task Detail 'independent tests, evaluation and analysis of Contractor's proposals, and financial business management support'
     Para (c), Manpower Support Services Contractor's Name 'all companies stated in paragraph (a)'
     Para (c), Areas for Cooperation: 'responding to invitations from authorized personnel to attend meetings; providing access to technical information and research, development and planning data, test data and results, schedule and milestone data, financial data including the Contractor's cost/schedule management system/records and accounting system, all in original form or reproduced; discussing technical matters related to the program; providing access to Contractor facilities utilized in the performance of this contract; and allowing observation of technical activities by appropriate support Contractor technical personnel'
5352.227-9000     EXPORT-CONTROLLED  DATA  RESTRICTIONS  (AFMC)  (JUL  1997)

A.  FEDERAL  ACQUISITION  REGULATION  CONTRACT  CLAUSES  IN  FULL  TEXT
-----------------------------------------------------------------------

52.211-15  DEFENSE  PRIORITY  AND  ALLOCATION  REQUIREMENTS  (SEP  1990)

This is a rated order certified for national defense use, and the Contractor shall follow all the requirements of the Defense Priorities and Allocations
System  regulation  (15  CFR  700).

52.213-04 TERMS AND CONDITIONS--SIMPLIFIED ACQUISITIONS (OTHER THAN COMMERCIAL ITEMS) (SEP 2002)

     (a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses that are incorporated by reference:

          (1) The clauses listed below implement provisions of law or Executive order:

               (i)  52.222-3,  Convict  Labor  (Aug  1996)  (E.O.  11755).

               (ii) 52.222-21, Prohibition of Segregated Facilities (Feb 1999) (E.O. 11246).

               (iii)  52.222-26,  Equal  Opportunity  (Apr  2002)  (E.O. 11246).

               (iv)  52.225-13,  Restrictions  on Certain Foreign Purchases (Jul
2000)  (E.O.'s  12722,  12724,  13059,  13067,  13121,  and  13129).

               (v)  52.233-3,  Protest  After Award (Aug 1996) (31 U.S.C. 3553).

          (2)  Listed  below  are  additional  clauses  that  apply:

               (i)  52.232-1,  Payments  (Apr  1984).

               (ii)  52.232-8,  Discounts  for  Prompt  Payment  (Feb  2002).

               (iii)  52.232-11,  Extras  (Apr  1984).

               (iv)  52.232-25,  Prompt  Payment  (Feb  2002).

               (v)  52.233-1,  Disputes  (July  2002).

               (vi)  52.244-6,  Subcontracts  for  Commercial  Items (Dec 2001).

               (vii)  52.253-1,  Computer  Generated  Forms  (Jan  1991).

     (b) The Contractor shall comply with the following FAR clauses, incorporated by reference, unless the circumstances do not apply:

          (1) The clauses listed below implement provisions of law or Executive order:

               (i) 52.222-19, Child Labor-Cooperation with Authorities and Remedies (Sept 2002) (E.O. 13126). (Applies to contracts for supplies exceeding the micro-purchase threshold.)

               (ii) 52.222-20, Walsh-Healey Public Contracts Act (DEC 1996) (41 U.S.C. 35-45) (Applies to supply contracts over $10,000 in the United States, Puerto Rico, or the U.S. Virgin Islands).

               (iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001) (38 U.S.C.
4212)  (Applies  to  contracts  of  $25,000  or  more).

               (iv) 52.222-36, Affirmative Action for Workers with Disabilities (Jun 1998) (29 U.S.C. 793) (Applies to contracts over $10,000, unless the work is to be performed outside the United States by employees recruited outside the United States.) (For purposes of this clause, United States includes the 50 States, the District of Columbia, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, and Wake Island.)

               (v) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001) (38 U.S.C.
4212)  (Applies  to  contracts  of  $25,000  or  more).

               (vi)  52.222-41,  Service  Contract  Act of 1965, As Amended (May
1989) (41 U.S.C. 351, et seq.) (Applies to service contracts over $2,500 that are subject to the Service Contract Act and will be performed in the United States, District of Columbia, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, Johnston Island, Wade Island, or the outer continental shelf lands).

               (vii) 52.223-5, Pollution Prevention and Right-to-Know Information (Apr 1998) (E.O. 12856) (Applies to services performed on Federal facilities).

               (viii) 52.225-1, Buy American Act-Supplies (May 2002) (41 U.S.C. 10a-10d) (Applies to contracts for supplies, and to contracts for services involving the furnishing of supplies, for use within the United States if the value of the supply contract or supply portion of a service contract exceeds the micro-purchase threshold and the acquisition--

                    (A)  Is  set  aside  for  small  business  concerns;  or

                    (B) Cannot be set aside for small business concerns (see 19.502-2), and does not exceed $25,000.)

               (ix) 52.232-33, Payment by Electronic Funds Transfer-Central contractor Registration (May 1999). (Applies when the payment will be made by electronic funds transfer (EFT) and the payment office uses the Central Contractor Registration (CCR) database as its source of EFT information.)

               (x) 52.232-34, Payment by Electronic Funds Transfer-Other than Central Contractor Registration (May 1999). (Applies when the payment will be made by EFT and the payment office does not use the CCR database as its source of EFT information.)

               (xi) 52.247-64 Preference for Privately Owned U.S.-Flag Commercial Vessels (June 2000) (46 U.S.C. 1241). (Applies to supplies transported by ocean vessels.)

          (2)  Listed  below  are  additional  clauses  that  may  apply:

               (i) 52.209-6, Protecting the Government's Interest When Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (JULY 1995) (Applies to contracts over $25,000).

               (ii) 52.211-17, Delivery of Excess Quantities (Sep 1989) (Applies to fixed-price supplies).

               (iii) 52.247-29, F.o.b. Origin (Jun 1988) (Applies to supplies if delivery is f.o.b. origin).

               (iv) 52.247-34, F.o.b. Destination (Nov 1991) (Applies to supplies if delivery is f.o.b. destination).

     (c) FAR 52.252-2, Clauses Incorporated by Reference (Feb 1998). This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address(es): http://farsite.hill.af.mil.

     (d) Inspection/Acceptance. The Contractor shall tender for acceptance only those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price. The Government must exercise its postacceptance rights --

          (1) Within a reasonable period of time after the defect was discovered or should have been discovered; and

          (2) Before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.

     (e) Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence, such as acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.

     (f) Termination for the Government's convenience. The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges that the Contractor can demonstrate to the satisfaction of the Government, using its standard record keeping system, have resulted from the termination. The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor's records. The Contractor shall not be paid for any work performed or costs incurred that reasonably could have been avoided.

     (g) Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.

     (h) Warranty. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.

52.252-06  AUTHORIZED  DEVIATIONS  IN  CLAUSES  (APR  1984)

     (a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

     (b) The use in this solicitation or contract of any Defense Federal Acquisition Regulation Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

B.  OTHER  CONTRACT  CLAUSES  IN  FULL  TEXT
--------------------------------------------

E006  RECEIVING  REPORT  (DD  FORM  250) MAILING ADDRESS  (APR 1998)  (TAILORED)

     (a) Submit original DD Form(s) 250 for all items deliverable under this contract (e.g. hardware, software, exhibit line items, status reports, services, etc.) to the following address:

               AFRL/VSE
               Attn:  Mr.  Ken  Hampsten
               3550  Aberdeen  Avenue  SE
               Kirtland  AFB,  NM  87117-5776

     (b) In addition, a copy of the DD Form 250 shall accompany each shipment for all deliverable items. Shipment addresses are specified in Section F of the schedule and/or on the Contract Data Requirements List.

     (c) PROCESSING STATUS. Any inquiry as to the processing status of a DD Form 250 should be made to the following office:

               AFRL/PKVI
               Attn:  Ms.  Diane  Kubler
               2251  Maxwell  Avenue  SE
               Kirtland  AFB,  NM  87117-5773

     (d) Submit original Z-coded DD Form 250 for the final Scientific and Technical Report to the following address:

               AFRL/VSIR
               3550  Aberdeen  Avenue  SE
               Kirtland  AFB,  NM  87117-5776


     (e) PROCESSING STATUS. Any inquiry as to the processing status of the Z-coded DD Form 250 should be made to the following office:

               Det  8  AFRL/PKVI
               Attn:  Ms.  Diane  Kubler
               2251  Maxwell  Avenue  SE
               Kirtland  AFB,  NM  87117-5773

E007  INSPECTION  AND  ACCEPTANCE  AUTHORITY  (APR  1998)  (TAILORED)

Inspection and acceptance for all Contract and Exhibit Lines or Subline Items shall be accomplished by the Program Manager, Air Force Research Laboratory, 3550 Aberdeen Ave. SE Kirtland AFB, NM 87117-5776. In addition, 1 technical interchange meeting will be held at Kirtland AFB.

F005  DELIVERY  OF  REPORTS  (OCT  1998)  (TAILORED)

(a) All data shall be delivered in accordance with the delivery schedule shown in Section F.

(b) All reports and correspondence submitted under this contract shall include the contract number and project number and be forwarded prepaid. A copy of the letters of transmittal shall be delivered to the Procuring Contracting Officer
(PCO) and Administrative Contracting Officer (ACO). The addresses are set forth on the contract award cover page. All other address(es) and code(s) for consignee(s) are as set forth in the contract or incorporated by reference.

(c)  Shipment  Addresses:

AFRL/VSE-L
Mr.  Ken  Hampsten,  Project  Manager
3550  Aberdeen  Avenue  SE
Kirtland  AFB,  NM  87117-5776
Marked  For:  F29601-03-M-0176

AFRL/VSIR
Attn:  Ms.  Jan  Mosher
3550  Aberdeen  Avenue  SE,  Bldg  414,  Rm  3A
Kirtland  AFB,  NM  87117-5776
Marked  For:  F29601-03-M-0176


AFRL/PKVI
Attn:  Ms.  Diane  Kubler
2251  Maxwell  St  SE,  Bldg  592,  Rm  65
Kirtland  AFB,  NM  87117-5773
Marked  For:  F29601-03-M-0176


AFRL/VSOT  SBIR
Attn:  Mr.  Bob  Hancock
3550  Aberdeen  Avenue  SE
Kirtland  AFB,  NM  87117-5776
Marked  For:  F29601-03-M-0176


ACO:  DCMA  San  Diego
           7675  Dagget  Street,  Suite  200
           San  Diego  CA  92111-2241
           Marked  For:  F29601-03-M-0176

G014  IMPLEMENTATION  OF  PATENT  RIGHTS  CLAUSE  (SEP  1999)

All documents and information required by the patent rights and/or patent reporting clauses set forth in Section I of this contract shall be submitted to the Administrative Contracting Officer and to the Procurment Contracting Officer.
The 377 ABW/JAN patent administrator can be reached at 505 846 1542 This notice also constitutes a request (see FAR 52.227-12(f)(10) or DFARS 252.227-7039(c), as applicable) for submission of a copy of the patent application, when filed, along with the patent application serial number, filing date, subsequent U.S. patent number and issue date, as received.

G016  SBIR  INFORMATION  AVAILABLE  ON  WORLD  WIDE  WEB  (MAR 1999)  (TAILORED)

Information, instructions, and the associated 'hyperlinks' for SBIR actions are available on the World Wide Web at URL 'www.afrl.af.mil/sbir/index.htm'.

H029  IMPLEMENTATION  OF  DISCLOSURE  OF  INFORMATION  (OCT  1997)

In order to comply with DFARS 252.204-7000, Disclosure of Information, the following copies of the information to be released are required at least 45 days prior to the scheduled release date:

     (a) 3 copy(ies) to: Office of Public Affairs, Office of Public Affairs, AFRL/VSOT, 3550 Aberdeen Ave SE, Kirtland AFB, NM 87117-5776.

     (b) 1 copy(ies) to: Contracting Officer, Det 8 AFRL/PKVI, Attn: Shari D. Barnett, 2251 Maxwell St SE, Kirtland AFB, NM 87117-5773.

     (c) 1 copy(ies) to: Program Manager, AFRL/VSEO, Attn: Mr. Ken Hampsten, Program Manager, 3550 Aberdeen Ave SE, Kirtland AFB, NM 87117-5776

H032  PRINCIPAL  INVESTIGATOR  (MAR  1998)

The SpaceDev Inc. Principal Investigator for this effort is Mr. Frank L. Macklin, P.ENo substitution shall be made without the prior written approval of the Air Force Procuring Contracting Officer (PCO).

PRS-I001 5352.235-9000 SMALL BUSINESS INNOVATIVE RESEARCH PHASE I AND PHASE II CONTRACT REQUIREMENTS (AFMC) TAILORED FOR PHASE I SBIR (MAY 2003)

The following requirements from the FY 2003 Department of Defense (DoD) Small Business Innovation Research (SBIR) solicitation are incorporated herein:

1.  Status  Report  DI-MGMT-80368

      AFRL determines which Phase I contractors will receive an invitation to prepare a proposal for Phase II SBIR awards. Therefore, it is critical that the contractor deliver timely reports that discuss status in achieving goals included in the SBIR proposal "Work-Plan" or Statement of Work. The contractor shall prepare a DD 250 for all deliverable data. Prepare the final DD 250 for the contract by coding the shipment number with a "Z" and submitting it with the Final Report.

     The contractor shall mark all data delivered IAW DODD 5230.24 and the following Distribution Statement B: "Distribution authorized to U.S. Government Agencies only, Proprietary Information, 14 May 03. Other requests for this document shall be referred to the Air Force Research laboratory/VSSV, 3550 Aberdeen Avenue, SE, Kirtland AFB NM 87117-5776."

     EXPORT  CONTROL  WARNING:  All  technical  data shall be marked as follows:
"WARNING: This document contains technical data whose export is restricted by the Arms Export Control Act (Title 22, U.S.C., Sec. 2751, et seq.) or the Export Administration Act of 1979, as amended, Title 50 U.S.C. app. 2401 et seq. Violations of these export laws are subject to severe criminal penalties. Disseminate IAW the provisions of the DOD Directive 5230.25.

                 The contractor shall deliver the first Status Report within 10 calendar days after completion of the FIRST full month. Subsequent reports shall be delivered every 30 calendar days thereafter through completion of the contract technical effort. Distribution of reports shall be as follows:

Addresses                      Copies
                      Draft     Final
AFRL/VSE                  0     1
Det  8  AFRL/PKVS         0     1
ACO                       0     1
-------------------------------------
Total                     0     3

2. Scientific and Technical Report-Final Report DI-MISC-80711and Interim and Final Patent Reports (DD Form 882) DI-MISC.-80508A

       The contractor shall prepare the Final Report IAW PS Pamphlet 61-201, Preparation of Technical Reports. PS Pamphlet 61-201 may be accessed at: http://www.vs.afrl.af.mil/publications/docs/PSP61201.doc. The contractor shall complete and submit the SF 298, Report Documentation Page, available at: http://www.vs.afrl.af.mil/abstracts/templates/form298.dot. The Final Report shall contain in detail the project objectives, work performed, results obtained, and estimates of technical feasibility. An electronic copy shall be delivered with the draft version(s) as well as with the final version of the technical report. A CD-ROM (CR-RW) or a zip disk are the preferred format unless another format is mutually agreed upon between the government and contractor 90 days before the initial scheduled delivery of the draft technical report. The "Z" coded DD Form 250 shall be delivered to AFRL/VSIR, STINFO Officer.

     AFRL/VSIR will send this report to the Defense Technical Information Center
(DTIC).
The contractor shall mark all data delivered IAW DODD 5230.24 and the following distribution statement: "Distribution authorized to U.S. Government Agencies only, Proprietary Information, 14 May 03. Other requests for this document shall be referred to the Air Force Research Laboratory/VSSV, 3550 Aberdeen Ave, SE, Kirtland AFB NM 87117-5776."

     EXPORT  CONTROL  WARNING:  All  technical  data shall be marked as follows:
"WARNING: This document contains technical data whose export is restricted by the Arms Export Control Act (Title 22, U.S.C., Sec. 2751, et seq.) or the Export Administration Act of 1979, as amended, Title 50 U.S.C. App. 2401 et seq. Violations of these export laws are subject to severe criminal penalties. Disseminate IAW the provisions of the DoD Directive 5230.25.

     The contractor shall deliver the Final Scientific & Technical Report, in draft, within 30 calendar days after completion of the contract technical effort. The USAF will review, edit and return the draft no later than 30 calendar days after receipt of the draft Final Report. The contractor shall incorporate all required changes and deliver the Final Report as a camera-ready copy within 30 calendar days after receipt of AF comments on the draft Final Report. The "Z" coded DD Form 250 shall be delivered to AFRL/VSIR, STINFO Officer.

Addresses                  Copies
                  Draft     Final
AFRL/VSE              2     2
AFRL/VSIR  (Mosher)   1     0
AFRL/VSOT-SBIR        0     1
Det  8  AFRL/PKVS Ltr  only Ltr  only
ACO               Ltr  only Ltr  only
-------------------------------------
Total                 3     3

     The contractor shall deliver the Final Patent Report (DD Form 882), within 90 calendar days after completion of the contract technical effort. A negative report is required. Failure to submit as required will result in withholding of payment.

Addresses                 Copies
                           Final
AFRL/VSE                       1
Det  8  AFRL/PKVS              1
ACO                            1
--------------------------------
Total                          3

PRS-I002  PUBLIC  LAW  102-564,  SEC.  306  (FEB  2003)  (MAY  2003)

Section 306(b) of this Public Law requires this notice to be given to all SBIR awardees:

     PURCHASE OF AMERICAN-MADE EQUIPMENT AND PRODUCTS -- It is the sense of the Congress that an entity that is awarded a funding agreement under the SBIR program of a Federal agency under Section 9 of the Small Business Act should, when purchasing any equipment or a product with funds provided through the funding agreement, purchase only American-made equipment and products, to the extent possible in keeping with the overall purposes of that program





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